	STATEMENT TO NOTEHOLDERS

	Household Home Equity Loan Trust 2003-2

	Payment Number	8
	Beginning Date of Collection Period	01-Jul-04
	End Date of Collection Period	31-Jul-04
	Payment Date	20-Aug-04
	Previous Payment Date	20-Jul-04

	Funds Disbursement
	Collected Funds	34,457,626.70
	Available Payment Amount	34,202,121.54
	Principal Collections	31,307,413.94
	Interest Collections (net of servicing fee)	2,894,707.60
	Net of principal recoveries	2,894,707.60
	Principal recoveries	-
	Servicing fee	255,505.16
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	34,457,626.70

	Interest Paid to Notes	753,802.42
	Principal Paid to Notes	33,448,319.12
	Transferor - pursuant to Section 5.01 (a) (xii)	-
	Servicing Fee	255,505.16

	Pool Balance
	Beginning Pool Balance	613,212,393.99
	Principal Collections (including repurchases)	31,307,413.94
	Additional Principal Reduction Amount	48,047.00
	Ending Pool Balance	581,856,933.05

	Collateral Performance
	Cash yield (% of beginning balance, annualized)	6.16%
	Loss rate (net of principal recoveries; % of beginning balance)	0.09%
	Net yield	6.07%
	Realized Losses	48,047.00
	Cumulative Realized Losses	117,761.70
	Cumulative Loss Percentage	0.01%
	Delinquent Loans:
	One payment principal balance of loans	5,062,823.40
	One payment number of loans	48
	Two payments principal balance of loans	841,722.44
	Two payments number of loans	8
	Three-payments plus principal balance of loans	3,784,454.05
	Three-payments plus number of loans	38
	Two Payment-Plus Delinquency Percentage (for related Collection Period)	0.80%
	Two Payment-Plus Rolling Average (for such Payment Date)	0.68%

	Home Equity Loan Detail
	Number of loans purchased or susbstituted pursuant to Section 2.02	-
	Principal balance of loans purchased or susbstituted pursuant to Section 2.02
	Number of loans purchased or susbstituted pursuant to Section 2.04	-
	Principal balance of loans purchased or susbstituted pursuant to Section 2.04
	Number of loans purchased or susbstituted pursuant to Section 3.01	-
	Principal balance of loans purchased or susbstituted pursuant to Section 3.01
	Substitution Adjustment Amounts	-

	Number outstanding beginning of period	5,456
	Number outstanding end of period	5,227
	Principal balance of all REO as of the end of the Collection Period	192,200
	Number of loans that went into REO during the Collection Period	2
	Principal balance of loans that went into REO during the Collection Period	192,199.72

	Overcollateralization
	Begin OC Amount	124,497,112.53
	OC Release Amount	0.00
	Extra Principal Payment	2,092,858.18
	End OC Amount	126,589,970.71

	Target OC Amount	140,182,500.92
	Interim OC Amount	124,497,112.53
	Interim OC Deficiency	15,685,388.39

	Monthly Excess Cashflow	2,092,858.18
	Principal Payment Amount	31,307,413.94
	Principal Collections	31,307,413.94
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Master Servicer Termination Event	No
	Event of Default	No
	Total Note Principal Amount divided by Total Original Note Principal Amount	61.82%

	Interest Calculations
	1 month LIBOR	1.42000%
	Class A Formula Rate (1-mo. Libor plus 33 bps)	1.75000%
	Class A Note Rate	1.75000%
	Class M Formula Rate (1-mo. Libor plus 58 bps)	2.00000%
	Class M Note Rate	2.00000%
	Available Funds Cap	8.83558%

	Class A Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	46.416322
	2. Principal Payment per $1,000	45.416343
	3. Interest Payment per $1,000	0.999979

	B. Calculation of Class A Interest Due & Paid
	1. Class A Note Rate	1.75000%
	2. Days in Accrual Period	31

	3. Class A Interest Due	615,117.29
	4. Class A Interest Paid	615,117.29
	5. Class A Supplemental Interest Amount Paid	0.00

	6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Note Principal Amount, BOP	408,188,429.71
	2. Class A Principal Due	27,936,955.06
	3. Class A Principal Paid	27,936,955.06
	4. Class A Principal Carry Forward Amount Paid	0.00
	5. Class A unpaid Principal Carry Forward Amount	0.00
	6. Class A Note Principal Amount, EOP	380,251,474.65

	7. Class A Note Principal Amount as a % of Original Class A Note Principal Amount, EOP
	8. Class A Note Principal Amount as a % of the Pool Balance, EOP	0.6535137

	Class M Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	46.559177
	2. Principal Payment per $1,000	45.416343
	3. Interest Payment per $1,000	1.142833

	B. Calculation of Class M Interest Due & Paid
	1. Class M Note Rate	2.00000%
	2. Days in Accrual Period	31

	3. Class M Interest Due	138,685.13
	4. Class M Interest Paid	138,685.13
	5. Class M Supplemental Interest Amount Paid	0.00

	6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Note Principal Amount, BOP	80,526,851.75
	2. Class M Principal Due	5,511,364.06
	3. Class M Principal Paid	5,511,364.06
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Note Principal Amount, EOP	75,015,487.69

	7. Class M Note Principal Amount as a % of Original Class M Note Principal Amount, EOP
	8. Class M Note Principal Amount as a % of the Pool Balance, EOP	0.1289243

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2003-2

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of December 18, 2003 (the "Sales and Servicing Agreement"), by and among
HFC Revolving Corporation, as Depositor, the Master Servicer, JPMorgan Chase Bank,
as Trustee, and Household Home Equity Loan Trust 2003-2, the Trust, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sales and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the Master
	Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on August 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the Master
	Servicer has performed in all material respects all its obligations under the
	Sales and Servicing Agreement through the Collection Period preceding such
	Payment Date and that, except as my be noted on the Servicing Certificate
	related to a Trigger Event, no Master Servicer Termination has occurred
	since the prior Determination Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of August, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer